FORM OF WARRANT

WARRANT NUMBER                          PCS EDVENTURES!.COM, INC.                   NUMBER OF WARRANTS

         510039                  Incorporated Under the Laws of the State of Idaho                100,000

CERTIFICATE FOR WARRANTS TO PURCHASE COMMON STOCK

This Warrant Certificate Certifies that TODD R. HACKETT or (his/her/its) registered successors and assigns (the "Warrant Holder"), is the registered owner of the above indicated number of Warrants expiring at 11:59 p.m. Mountain Time, 36 months from the date hereof (the "Expiration Date").  One (1) Warrant entitles the Warrant Holder to purchase one share of “restricted” Rule 144 Common Stock, no par value (the "Share"), from the Company at a purchase price of $0.15 per share of Common Stock (the "Exercise Price").  These Warrants are fully vested and exercisable.

              This Warrant may be exercised in full or in part by the Warrant Holder hereof by delivery of an original or facsimile copy of the Warrant Exercise Form, duly executed by such Warrant Holder and surrender of the original Warrant within five (5) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank heck payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or part of the Warrants during the Exercise Period and in the manner stated hereon.  The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company.  If upon exercise of any Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.  No fractional shares may be purchased.

No Warrant may be exercised after 5:00 p.m. Mountain Time on the Expiration Date and any Warrant not exercised by such time shall expire and become void unless extended by the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its CEO and by its Secretary, each by a facsimile of his signature and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated:

July 17, 2012

  Final Expiration Date: July 17, 2015

PCS EDVENTURES!.COM, INC.

 By  /s/Robert O. Grover                                                              By /s/Donald J. Farley

       Robert O. Grover

               Donald J. Farley

       CEO

                               Secretary

(Seal)

WARRANT EXERCISE FORM

The undersigned Warrant Holder hereby elects to exercise Warrants to purchase a total of ____________ shares of the Common Stock of PCS Edventures!.COM, Inc., an Idaho corporation (the “Company”), in accordance with the Warrant Certificate.

Simultaneous with the surrender of this Warrant Exercise Form, the undersigned hereby tenders to the Warrant Agent:

the sum of $______________________, representing the full Warrant Price for the above-referenced Warrant Shares.

Registered Warrant Holder

By:

Printed Name

_______________________________

 Signature